                                                                     EXHIBIT 24



                            SECRETARY'S CERTIFICATE


         The undersigned certifies that he is the Corporate Secretary of American Airlines, Inc., a Delaware corporation (the "Company"), and that, as such, he is authorized to execute this Certificate on behalf of the Company. The undersigned further certifies that attached hereto as Exhibit A are true and correct copies of resolutions approved by the Board of Directors of the Company at a meeting of the Board of Directors duly called and held on November 18, 1998, and such resolutions have not been in any way amended, annulled, rescinded or revoked and are in full force and effect.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name this 18th day of March, 1999.


                                          /s/ Charles D. MarLett
                                          -----------------------------------
                                          Charles D. MarLett
                                          Corporate Secretary

                                                                      Exhibit A

                    EXCERPTS OF MINUTES OF A REGULAR MEETING
                          OF THE BOARD OF DIRECTORS OF
                            AMERICAN AIRLINES, INC.

                               November 18, 1998


         RESOLVED, that the Corporation be, and it hereby is, authorized to file with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 415 of the Rules and Regulations of the Commission, a Registration Statement, including the prospectuses contained therein (the "Prospectuses"), on Form S-3 (the "Registration Statement"), covering up to an aggregate principal amount of $1,250,000,000 of pass through certificates and/or equipment trust certificates, in one or more series (the "Securities"), relating to the debt portion of one or more aircraft leveraged lease or mortgage transactions, under the Securities Act of 1933, as amended (the "1933 Act"), and one or more amendments (including, without limitation, pre- or post-effective amendments) or supplements to the Registration Statement or Prospectuses previously filed under the 1933 Act, covering the offering of the Securities; provided, that a draft, which may omit exhibits, of such Registration Statement be furnished to the Board of Directors at a meeting thereof, or be otherwise distributed to the members of the Board of Directors for review, prior to the initial filing of such Registration Statement with the Commission;

         RESOLVED, that the Corporation be, and it hereby is, authorized to issue from time to time the Securities, in one or more series, in connection with aircraft leveraged lease or mortgage transactions previously approved or to be approved by the Board of Directors (whether any such issuance relates to debt initially to be issued in such lease or mortgage transaction or to be issued to refinance any such lease or mortgage transaction) and on such terms as may be approved by the Chairman of the Board, Chief Executive Officer and President, any Executive Vice President, any Senior Vice President or any Vice President of the Corporation (or any management employee of the Corporation authorized in writing by any such officer) executing any agreement, document or instrument relating to such issuance, the execution thereof by any such person to be conclusive evidence of such approval;

         RESOLVED, that each officer and director who may be required to sign and execute the Registration Statement or any amendment thereto or document in connection therewith (whether on behalf of the Corporation, or as an officer or director of the Corporation, or otherwise), be and hereby is authorized to execute a power of attorney appointing Gerard J. Arpey, Anne H. McNamara, and Charles D. MarLett and each of them, severally, his or her true and lawful attorney or attorneys to sign in his or her name, place and stead in any such capacity the Registration Statement and any and all amendments (including post-effective amendments) thereto, and all documents in connection therewith, and to file the same with the Commission, each of said attorneys to have the power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each of said officers and directors who shall have executed such a power of attorney, every act whatsoever which such attorneys, or any of them, may deem necessary or appropriate in connection therewith as fully and to all intents and purposes as such officers or directors might or could do in person;

         RESOLVED, that the set of resolutions entitled "General Financing Resolutions" adopted by the Board of Directors on January 15, 1992, be, and they hereby are, incorporated by reference in the foregoing resolutions to the extent such General Financing Resolutions are, or may be, applicable to the transactions contemplated by such resolutions; and

         RESOLVED, that John T. Curry, III, of Debevoise & Plimpton, counsel for the Corporation, be, and he hereby is, designated (in lieu of George B. Adams and John B. Brady, Jr., both also of Debevoise & Plimpton) to act on behalf of the Corporation as agent for service in respect of matters relating to the Registration Statement, with all of the powers enumerated in Rule 478 of the Rules and Regulations of the Commission under the 1933 Act.

                               POWER OF ATTORNEY

         The undersigned, Chairman of the Board, President and Chief Executive Officer of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Donald J. Carty
                                         ----------------------------
                                             Donald J. Carty

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, Senior Vice President and Chief Financial Officer of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                                 /s/ Gerard J. Arpey
                                                 ---------------------------
                                                     Gerard J. Arpey

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ David L. Boren
                                         ----------------------------
                                             David L. Boren

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Edward A. Brennan
                                         ----------------------------
                                             Edward A. Brennan

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Armando M. Codina
                                         ----------------------------
                                             Armando M. Codina

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Earl G. Graves
                                         ----------------------------
                                             Earl G. Graves

Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Dee J. Kelly
                                         ----------------------------
                                             Dee J. Kelly


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Ann D. McLaughlin
                                         ----------------------------
                                             Ann D. McLaughlin


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Charles H. Pistor, Jr.
                                         ----------------------------
                                             Charles H. Pistor, Jr.


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Joe M. Rodgers
                                         ----------------------------
                                             Joe M. Rodgers


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Judith Rodin
                                         ----------------------------
                                             Judith Rodin


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett

                               POWER OF ATTORNEY

         The undersigned, a Director of American Airlines, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Gerard J. Arpey, Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

                  (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to $1,250,000,000 in aggregate principal amount of pass through certificates or other securities, in one or more series (the "Securities"), to be issued to finance or refinance all or a portion of the equipment cost of certain aircraft to be purchased by or leased to the Corporation from time to time; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of the Securities which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 18th day of March, 1999.


                                         /s/ Maurice Segall
                                         ----------------------------
                                             Maurice Segall


Witness:


/s/ Charles D. MarLett
----------------------
    Charles D. MarLett